UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   April 18, 2011

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio	45432
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03                                             Material Modifications to Rights of Security Holders.

DPL Inc. (“DPL” or “the Company”) has entered into an amendment (the “Rights Agreement Amendment”) to the Rights Agreement, dated as of September 25, 2001, by and between the Company and Computershare Trust Company, N.A. (the “Rights Agreement”), which provides that neither the execution of the Agreement and Plan of Merger, dated as of April 19, 2011 (the “Merger Agreement”) by and among the Company, The AES Corporation (“AES” or “Parent”) and Dolphin Sub, Inc., a direct wholly-owned subsidiary of Parent (“Merger Sub”) nor the consummation of the transactions contemplated by the Merger Agreement will trigger the provisions of the Rights Agreement.

In particular, the Rights Agreement Amendment provides that neither Parent, Merger Sub, nor any of their Affiliates or Associates (the “Exempted Persons”) shall be deemed to be an “Acquiring Person,” as a result of (i) the approval, execution, delivery, or performance of the Merger Agreement, (ii) the consummation of the Merger Agreement or any other transaction contemplated by the Merger Agreement or (iii) the public announcement of any of the foregoing.  The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto, and is incorporated herein by reference.

Item 8.01                                             Other Events.

On April 18, 2011, the Company issued a press release announcing that it will release its first quarter 2011 earnings on Thursday, April 28, 2011, after the market closes.  On Friday, April 29, 2011, at 9:00 a.m. Eastern Time, the Company will conduct a live webcast of its conference call with financial analysts.  Company executive management will present an overview of the Company’s financial results and discuss recent Company events, 2011 earnings guidance and other projections.  Company executive management also will discuss the Company’s entry into the Merger Agreement.  The presentation will be followed by a question and answer session.  The live webcast will be available on the Company’s website at www.dplinc.com.  Interested parties are encouraged to visit the site at least fifteen minutes prior to the start of the webcast in order to properly register.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Forward Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements relating to the proposed transaction between DPL and AES. Words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” and other similar expressions are intended to identify forward looking statements.  Such statements are based upon the current beliefs and expectations of DPL’s management and involve a number of significant risks and uncertainties, many of which are difficult to predict and are generally beyond the control of DPL and AES.  Actual results may differ materially from the results anticipated in these forward-looking statements.  There can be no assurance as to the timing of the closing of the transaction, or whether the transaction will close at all.  The following factors, among others, could cause or contribute to such material differences:  the ability to obtain the approval of the transaction by DPL’s shareholders; the ability to obtain required regulatory approvals of the transaction or to satisfy other conditions to the transaction on the terms and expected timeframe or at all; transaction costs; economic conditions; a material adverse change in the business, assets, financial condition or results of operations of DPL; a material deterioration in DPL’s retail and/or wholesale businesses and assets; and the effects of disruption from the transaction making it more difficult to maintain relationships with employees, customers, other business partners or government entities.  Additional factors that could cause DPL’s results to differ materially from those described in the forward-looking statements can be found in the periodic reports filed with the Securities and Exchange Commission and in the proxy statement DPL intends to file with the Securities and Exchange Commission and mail to its shareholders with respect to the proposed transaction, which are or will be available at the Securities and Exchange Commission’s Web site (http://www.sec.gov) at no charge.  DPL assumes no responsibility to update any forward-looking statements as a result of new information or future developments except as expressly required by law.

Additional Information

This communication is being made, in part, in respect of the proposed merger transaction involving DPL and AES.  In connection with the proposed transaction, DPL will file with the Securities and Exchange Commission a proxy statement and will mail the proxy statement to its shareholders.  Shareholders are encouraged to read the proxy statement regarding the proposed transaction in its entirety when it becomes available because it will contain important information about the transaction.  Shareholders will be able to obtain a free copy of the proxy statement, as well as other filings made by DPL regarding DPL, AES and the proposed transaction, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov).  These materials can also be obtained, when available, without charge, by directing a request to DPL, at communications@dplinc.com.

DPL, AES and their respective executive officers, directors and other persons may be deemed to be participants in the solicitation of proxies from DPL’s shareholders with respect to the proposed transaction.  Information regarding the officers and directors of DPL is included in its Annual Report on Form 10-K for the year ended December 31, 2010 and DPL’s notice of annual meeting and proxy statement for its most recent annual meeting, which were filed with the Securities and Exchange Commission on February 18, 2011 and March 18, 2011, respectively.  Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the Securities and Exchange Commission in connection with the proposed transaction.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                  Exhibits.

4.1	Rights Agreement Amendment, dated as of April 19, 2011, by and between DPL Inc. and Computershare Trust Company, N.A.
99.1	Press Release, dated April 18, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: April 21, 2011	/s/ Arthur G. Meyer
	Name:	Arthur G. Meyer
	Title:	Senior Vice President and
General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Rights Agreement Amendment, dated as of April 19, 2011, by and between DPL Inc. and Computershare Trust Company, N.A.	E
99.1	Press Release, dated April 18, 2011	E